UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2009

Dillard’s, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-6140	71-0388071
(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Cantrell Road Little Rock, Arkansas	72201
(Address of Principal Executive Offices)	(Zip Code)

(501) 376-5200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant's Certifying Accountant

(a)
The Audit Committee of the Board of Directors (the "Audit Committee") of Dillard’s, Inc. (the "Company") conducted a competitive process to select a firm to serve as the Company's independent registered public accounting firm for the fiscal year ending January 30, 2010. The Audit Committee invited several firms to participate in this process, including Deloitte & Touche LLP ("Deloitte"), the Company's independent registered public accounting firm since fiscal 1988.

As a result of this process and following careful deliberation, on May 4, 2009, the Audit Committee approved the engagement of PricewaterhouseCoopers LLP ("PwC") as the Company's independent registered public accounting firm for the fiscal year ending January 30, 2010, and dismissed Deloitte from that role on May 5, 2009.

Deloitte's audit reports on the Company's consolidated financial statements as of and for the fiscal years ended January 31, 2009, and February 2, 2008, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended January 31, 2009, and February 2, 2008, respectively, and in the subsequent interim period through May 4, 2009, there were (1) no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (2) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Deloitte with a copy of the disclosures it is making in this Current Report on Form 8-K (the "Report") prior to the time the Report was filed with the Securities and Exchange Commission (the "SEC"). The Company requested that Deloitte furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of Deloitte’s letter dated May 7, 2009, is attached as Exhibit 16 hereto.

(b)
In deciding to engage PwC, the Audit Committee reviewed auditor independence and existing commercial relationships with PwC, and concluded that PwC has no commercial relationship with the Company that would impair its independence. During the fiscal years ended January 31, 2009, and February 2, 2008, respectively, and in the subsequent interim period through May 4, 2009 neither the Company nor anyone acting on its behalf has consulted with PwC on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DILLARD’S, INC.

DATED: May 7, 2009	By:	/s/ James I. Freeman
	Name:	James I. Freeman
	Title:	Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16	Letter of Deloitte & Touche LLP dated May 7, 2009